SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549


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                                                     FORM 8-K

                                                  CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  January 6, 1998


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                              (Exact Name of Registrant as Specified in Charter)


 Delaware                         0-243201                 84-1187753
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(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
 Incorporation)                                           Identification Number)


6304 Spine Road, Unit A, Boulder, Colorado   80301
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(Address of Principal Executive Offices)    (Zip code)


Registrant's telephone number, including area code:  (303) 530-3891

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Item 5.  Other Events

         On January 8, 1997, the Company  issued the press releases  relating to
(i) modification of its agreements with the holder of its 5% Senior Convertible Notes due June 4, 2000 and Series C Convertible Preferred Stock and (ii) the issuance to the Company of a patent with respect to the administration of Paclitaxel.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.


Exhibit No.                 Exhibit Description
4.1                         Agreement in Principle, dated as of January 6, 1998,
                            by and among the Registrant and the noteholders named therein.
4.2                         Agreement in Principle, dated as of January 6, 1998,
                            by and between the Registrant and Omicron Partners, L.P.
4.3                         Agreement in Principle, dated as of January 6, 1998,
                            by and between the Registrant and Advantage Fund II, Ltd.
99.1                        Press Release dated January 8, 1998 regarding
                            Restructuring


99.2                        Press Release dated January 8, 1998 regarding patent


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                                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NAPRO BIOTHERAPEUTICS, INC.



                                                      By:\s\ Gordon H. Link, Jr.

                                                      Gordon H. Link, Jr.
                                                      Chief Financial Officer

Date:  January 9, 1998



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